UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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JAPAN SMALLER CAPITALIZATION FUND, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
November 13, 2025
To the Shareholders of
Japan Smaller Capitalization Fund, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”), 309 West 49th Street, New York, NY 10019, at 10:30 a.m., Eastern time on November 13, 2025, to consider and vote on the following matters:
1.	To elect six Directors, to serve for a term of one year and until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.
The Board of Directors has fixed the close of business on September 26, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that shareholders vote FOR the election of each of the Director nominees.
Shareholders are cordially invited to attend the Meeting. Shareholders may vote in person at the Meeting or vote by proxy over the Internet, by telephone, or by completing, dating, and signing a proxy card and returning it promptly.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 13, 2025: This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com/japan/docs/jof.pdf
By order of the Board of Directors,
Neil A. Daniele
Secretary of the Fund
October 14, 2025
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE DATE, SIGN AND RETURN THIS PROXY CARD FOR THE MEETING OR AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THIS PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

This Page Intentionally Left Blank

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
PROXY STATEMENT
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (or the “Board”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), for use at the annual meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc., 309 West 49th Street, New York, NY 10019, at 10:30 a.m., Eastern time on November 13, 2025, and at any adjournments or postponements thereof.
This Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy card are first made available to shareholders on or about October 14, 2025. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided. Unless instructions to the contrary are marked, proxies will be voted FOR the election of six Directors.
The Board of Directors has fixed the close of business on September 26, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 28,333,893 shares of common stock.
If the proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting in person. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting in person without voting will not revoke a valid proxy.
Management of the Fund knows of no business other than that mentioned in Proposal 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

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PROPOSAL 1: ELECTION OF DIRECTORS
Yusuke Andoh, David B. Chemidlin, Tina Jones, Arthur B. Laby, Marcia L. MacHarg, and Paige P. Ouimet have been nominated by the Board to serve as Directors for a term of one year and until their successors are duly elected and qualify. Mr. Chemidlin, Mr. Laby, Ms. MacHarg and Ms. Ouimet are currently serving as Directors of the Fund and Ms. Jones is being nominated to serve as a Director of the Fund. Mr. Chemidlin, Ms. Jones, Mr. Laby, Ms. MacHarg, and Ms. Ouimet are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Mr. Andoh is an interested Director of the Fund within the meaning of the Investment Company Act.
The Board recommends that shareholders of the Fund vote FOR the election of each director nominee. Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of each director nominee.
The nominees have indicated an intention to serve if elected and have consented to being named in this Proxy Statement. The Board of Directors knows of no reason why the Director nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. It is currently expected that any substitute nominee(s) for Mr. Chemidlin, Ms. Jones, Mr. Laby, Ms. MacHarg, and Ms. Ouimet will similarly not be “interested persons” of the Fund.
Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the Director in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be elected for one-year terms.
Nominees Proposed for Election as Directors
The following tables contains biographical and other information relating to the nominees for election as Directors of the Fund.

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Independent Director Nominees

Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
David B. Chemidlin (68)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Audit Committee	Since 2006	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.	One registered investment company consisting of one portfolio	None
Tina Jones (52)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director Nominee	Not Applicable
Head of U.S. Asset Management of Rothschild & Co. from 2019-2023; Chief Investment Officer of Asset Management US from 2018-2023; Board Member of Asset Management US from 2018-2023; Portfolio Manager from 2017-2023
				One registered investment company consisting of one portfolio	None
Arthur B. Laby (62)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Nominating Committee	Not Applicable
Vice Dean at Rutgers Law
School since 2023; Co-Director of the Rutgers Center for Corporate Law and Governance
since 2015; Professor of Law at Rutgers Law School since 2011; Associate Professor from 2006-2011; Assistant General Counsel for the U.S. Securities and Exchange Commission from 2001-2005.
				Not Applicable	None
Marcia L. MacHarg (76)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chair of the Board	Since 2013
Partner, Debevoise & Plimpton LLP (an international law firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016-2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.
				One registered investment company consisting of one portfolio	None

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Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Paige P. Ouimet (50)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairperson of the Governance and Compliance Committee	Since 2021
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since 2021; Executive Director of the Kenan Institute of Private Enterprise since 2023; NBER Research Associate since 2025,
Associate Dean of the PhD Program from 2022-2024; Associate Professor from 2016-2020; Assistant Professor from 2008-2015.
				One registered investment company consisting of one portfolio	None

*	Age as of October 14, 2025.
**
If each Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2026 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal. The Nominating Committee of the Fund determined that Ms. MacHarg was the best qualified candidate to serve an additional year, consistent with the Nominating Committee Charter.

***	Each Independent Director (as defined below) is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund.
Interested Director Nominee

Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Yusuke Andoh (45)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President and Director	Since 2025
President and Chief Executive Officer of NAM-U.S.A. Inc. since April of 2025; Executive Director, Head of the Japanese Marketing Department at NAM-U.S.A. since 2024. Fund Manager leading different teams in the Business Development and Marketing Department at Nomura Asset Management Co. Ltd. (“NAM-Tokyo”) from 2014 to 2024.
				One registered investment company consisting of one portfolio	None

*	Age as of October 14, 2025.
**
If the Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2026 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

***	Mr. Andoh is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Information about the Directors’ Experience, Qualifications, Attributes and Skills
The Board believes that each of the Director nominees has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure. Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her. A Director’s ability to perform his or her duties effectively may

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have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.
When considering whether nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused on the information discussed in each of the Directors’ individual biographies, as described below:
David B. Chemidlin
The Board of Directors considered Mr. Chemidlin’s significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a certified public accountant for more than 26 years. Mr. Chemidlin is the Owner and President of AbidesWorks LLC, an accounting and business support services firm, and served as Corporate Controller for Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016 and Corporate Controller for the Sony Music U.S. Group from 1991-1995, working closely with Sony Japan.
Yusuke Andoh
The Board of Directors considered Mr. Andoh’s investment management background, financial skills and Asian investment expertise.
Tina Jones
The Board of Directors considered Ms. Jones’ investment management background, including over
25 years at Rothschild & Co., where she served as Head of U.S. Asset Management and Chief Investment Officer. In these roles, she oversaw strategic direction and investment decision-making for the firm’s
U.S. Asset Management division. Ms. Jones also served on the board of Rothschild’s U.S. Asset Management business and was a member of the firm’s global Responsible Investment Committee.
Arthur B. Laby
The Board of Directors considered Mr. Laby’s substantial academic, financial market and regulatory experience, including through his positions as Vice Dean at Rutgers Law School, Co-Director of The Rutgers Center for Corporate Law and Governance and Professor of Law at Rutgers Law School.  Prior to this, Mr. Laby served as Assistant General Counsel for the U.S. Securities and Exchange Commission for four years.
Marcia L. MacHarg
The Board of Directors considered Ms. MacHarg’s substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees, and Chair of the Audit Committee of a major private college. Moreover, in view of Ms. MacHarg’s substantial knowledge about the closed-end fund space, the Board of Directors appreciated the willingness of Ms. MacHarg to stand for election and continue to serve as Chair of the Board until November of 2026 as the Board continues its transition to new leadership.
Paige P. Ouimet
The Board of Directors considered Ms. Ouimet’s substantial academic experience, including her position as a Professor of Finance at the Kenan-Flagler business school at the University of North Carolina at Chapel Hill, as well as her collaborative personal qualities.  In addition, the Board believes that her extensive expertise in the areas of corporate governance, emerging technologies in financial institutions and translational research with the Kenan Institute of Private Enterprises are particularly relevant.

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References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.
Leadership Structure and Oversight Responsibilities of the Board of Directors
The Board is responsible for the oversight of the Fund’s operations. The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board of Directors’ risk management role within the Fund is one of informed oversight. The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.
The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings, as needed. The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Chief Compliance Officer of the Fund and NAM-U.S.A. as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. For example, the Board reviews annually the Fund’s and service providers’ internal controls with respect to cybersecurity and privacy matters, and ESG policies. In addition, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund. The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.
Additional Information Concerning Directors
Committees and Directors’ Meetings. The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the fiscal year ended February 28, 2025. The current Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year. The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.
Board Committees
The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee, and a standing Nominating Committee, each of which consists only of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.
Each of the Board committees is chaired by a Director that is not an “interested person” (as that term is defined in the Investment Company Act) of the Fund (each an “Independent Director”).
The charters of the three standing committees of the Board are available in the “Literature” section of NAM-U.S.A.’s website at https://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.

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Audit Committee; Report of the Audit Committee. The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.
Pursuant to the Audit Committee Charter, the Audit Committee’s principal responsibilities are to: (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees (“AS No. 1301”), and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the PCAOB; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.
The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
In connection with the audit of the Fund’s financial statements for its fiscal year ended February 28, 2025, the Audit Committee received written disclosures and the letter required by Rule 3526 of the PCAOB from Ernst & Young LLP (“E&Y”), the Fund’s independent accountants, and discussed with E&Y certain matters required to be discussed under AS No. 1301. At a meeting held on April 24, 2025, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. The Audit Committee also discussed with E&Y their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2025.
Activities carried out under the Audit Committee Charter include the pre-approval of (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.
Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund. The Nominating Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Nominating Committee reviews periodically the size and composition of the Board of Directors as a whole and recommends, if necessary, measures to be taken so that the Board of Directors reflects the appropriate size, balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by the Investment Company Act and New York Stock Exchange listing standards. The Nominating Committee periodically reviews director compensation and will recommend any appropriate changes to the Board. Mr. Laby is the Chairperson of the Nominating Committee.
The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee. Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards. In considering candidates recommended by Fund shareholders, the Nominating Committee will take into account the provisions of the Nominating Committee’s charter and the objectives of the shareholders in submitting the

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candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders. The Nominating Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time.
Shareholders may recommend potential director candidates to the Nominating Committee, which will be considered in the same manner as recommendations from other sources. To formally nominate a director for election, a shareholder must substantiate compliance with the requirements set forth in the Fund’s Bylaws at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chairperson. Notice to the Nominating Committee’s Chairperson should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.
The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Nominating Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board. The Nominating Committee meets more frequently if vacancies on the Board occur during a given year or to select a new nominee to stand for election at the annual meeting. The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:
1.	The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.
2.
The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

3.
The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance. Knowledge of and experience in the Asia Pacific region are desirable attributes.

4.	The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.
5.
At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

6.
The candidate should have the ability to attend at least four in-person regular Board meetings per year and be available to participate by teleconference in meetings of the committees and periodic special meetings of the Fund which may be called upon short notice. The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

7.
The Independent Directors have adopted a policy that Independent Directors may serve up to age 75. An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. Although the Board does not have a formal diversity policy, the Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates. The Board considers diversity in the broadest sense, including business experience, skills, individual characteristics, gender, ethnicity and age. When considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.
The Nominating Committee met multiple times over the course of the fiscal year 2025 to discuss Ms. Jones’ potential nomination as an Independent Director of the Fund. Based on her background and impressive credentials, the Nominating Committee interviewed Ms. Jones and determined to nominate her for election as an Independent Director. In addition, the Nominating Committee discussed and recommended the nomination and election of

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Mr. Andoh, Mr. Chemidlin, Mr. Laby, Ms. MacHarg, and Ms. Ouimet as Directors by the Board and the shareholders of the Fund. The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.
Governance and Compliance Committee. The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. This committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Governance and Compliance Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer. The Governance and Compliance Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the committee considers relevant to the Independent Directors’ performance. Ms. Ouimet is the Chair of the Governance and Compliance Committee.
Communications with the Board of Directors. Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by emailing such correspondence to closed-endfunds@nomura-asset.com. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time. See “Additional Information—Proposals of Shareholders” below.
Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. However, all members of the Board of Directors then in office attended the Fund’s 2024 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.
Bassed solely on a review of these reports and written representations the Fund believes that all directors, officers, and 10% beneficial owners complied with Section 16(a) filing requirements for the fiscal year.
Compensation of Directors. The Fund pays each Independent Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Independent Director $3,300 per in-person or virtually held meeting attended, $2,200 per telephonic meeting attended, and Director expenses related to attendance at meetings. The Chair of the Board is paid an additional annual fee of $10,000, the Chair of the Audit Committee is paid an additional annual fee of $5,000, the Chair of the Nominating Committee is paid an additional fee of $2,500, and the Chair of the Governance and Compliance Committee is paid an additional fee of $2,500. Such fees and expenses for Independent Directors for the fiscal year ended February 28, 2025 totaled $232,336.
The following table sets forth the aggregate compensation from the Fund (not including expense reimbursements) paid to each Director during the fiscal year ended February 28, 2025. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Director	Aggregate Compensation from the Fund Paid to Directors for its Fiscal Year Ended February 28, 2025	Total Compensation from the Fund and Fund Complex Paid to Directors for its Fiscal Year Ended February 28, 2025
Yusuke Andoh	$0	$0
Arthur B. Laby	$6,600	$6,600
Rodney A. Buck	$56,500	$56,500
David B. Chemidlin	$54,800	$54,800
Marcia L. MacHarg	$52,300	$52,300
Paige P. Ouimet	$51,200	$51,200

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Officers of the Fund. Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yusuke Andoh (44)	President and Director since 2025
President and Chief Executive Officer of NAM-U.S.A. Inc. since April of 2025; Executive Director, Head of the Japanese Marketing Department at NAM-U.S.A. since 2024. Fund Manager leading different teams in the Business Development and Marketing Department at Nomura Asset Management Co. Ltd. (“NAM-Tokyo”) from 2014 to 2024.

Shinichi Masuda (55)	Vice President since September 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of NomurBank (Luxembourg) S.A. from 2012 to 2018.

Michael Morrongiello (66)	Vice President since 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.
Maria R. Premole (63)	Vice President since 2013
Executive Director of NAM-U.S.A. since April of 2025, Vice President and Head of Closed-End Fund Business Development since October of 2023. Vice President in the Business Strategy Department from April 2022 to October of 2023; Vice President of NAM-U.S.A. since 2013.

Neil Daniele (65)	Secretary since 2002; Chief Compliance Officer since 2005	Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009;.
Thomas Perugini (55)	Treasurer since 2024	Senior Principal Consultant/Fund Principal Financial Officer of ACA Group since 2023; Vice President for Fund Administration Product at State Street Corporation from 2019 to 2023.

*	Age as of October 14, 2025. The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

10

Stock Ownership. Information relating to the share ownership by each Director and Director Nominee as of September 26, 2025 is as follows:

Name of Current Director and Director Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Current Director and Director Nominees
Yusuke Andoh	None	None
David B. Chemidlin	$10,001-$50,000	$10,001-$50,000
Tina Jones	None	None
Arthur B. Laby	$10,001-$50,000	$10,001-$50,000
Marcia L. MacHarg	$10,001-$50,000	$10,001-$50,000
Paige P. Ouimet	$10,001-$50,000	$10,001-$50,000

As of September 26, 2025, the current Directors and officers of the Fund as a group (ten persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (seven persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC, and Allspring Funds Management, LLC (collectively “Allspring”) have reported aggregate beneficial ownership of shares of Common Stock of the Fund as of December 31, 2024. Allspring is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC, 28203.
1607 Capital Partners, LLC (“1607 Capital”) has reported beneficial ownership of shares of Common Stock of the Fund as of June 30, 2025. 1607 Capital is located at 13 S. 13th Street, Suite 400, Richmond, VA 23219.
Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of shares of Common Stock of the Fund as of March 31, 2025. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.
Saba Capital Management, L.P. (“Saba”) has reported beneficial ownership of shares of Common Stock of the Fund as of May 21, 2025 Saba Capital Management, L.P. is located at 405 Lexington Avenue, 58th Floor, New York, NY 10174.
To the knowledge of the management of the Fund, based on SEC filings as of December 31, 2024, March 31, 2025, May 21, 2025, and June 30, 2025, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of the Record Date. No filings on Schedule 13D or 13G have been made with respect to any period subsequent to the last such date, and the share ownership information does not reflect any transactions that may have occurred after such date.

Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
Allspring Global Investments Holdings, LLC; Allspring Global Investments, LLC; and Allspring Funds Management, LLC	5,238,656	18.5%
1607 Capital Partners, LLC	4,248,790	15%
Lazard Asset Management LLC	2,300,838	8.12%
Saba Capital Management, L.P.	2,107,952	7.44%

INDEPENDENT ACCOUNTANTS’ FEES
The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.
The pre-approval policy of the Audit Committee requires that all services provided by the independent registered public accounting firm to the Fund be pre-approved by the Audit Committee or one or more members of the Audit Committee designated by the Audit Committee. The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Fund’s principal accountant to NAM-U.S.A. and any entity controlling, controlled by, or under common control with NAM-U.S.A. that provides ongoing services to the Fund (“Service Affiliates”) during the Fund’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Fund’s principal accountant’s independence. All services provided by the Fund’s principal accountant to the Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

12

A representative from E&Y is expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions. The aggregate fees billed to the Fund by E&Y were as follows:

Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
February 28, 2025	$110,865	$0	$30,935	$0
February 29, 2024	$107,635	$0	$26,551	$0

Audit fees include fees related to the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.  Tax fees include fees for tax compliance, tax advice, and tax planning services.
Non-audit fees billed by E&Y for services rendered to NAM-U.S.A. and Service Affiliates were $3.1 million for the fiscal year ended March 31, 2025 and $4.0 million for the fiscal year ended March 31, 2024. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by E&Y to Service Affiliates.

13

GENERAL INFORMATION
Quorum
The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.
Voting
You may vote your shares by Internet, by telephone, by mail or by attending the Meeting and voting during the Meeting. Please refer to your proxy card or voting instructions from your broker-dealer for more information on how to vote.
All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions of the proxies. If a properly executed proxy is received with no voting selections indicated, the shares will be voted FOR the election of each of the Director nominees (Proposal 1).
The election of the Directors to the Board (Proposal 1) requires the affirmative vote of a majority of the votes entitled to be cast in the election of directors.
A previously submitted proxy may be revoked at any time prior to being voted at the Meeting by submitting a written notification to the Secretary of the Fund, by the execution and delivery of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting virtually. Please note that merely virtually attending the Meeting without voting will not revoke a previously submitted valid proxy.
Broker Non-Votes and Abstentions
Brokers-dealers may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions. A broker non-vote occurs when shares held by a broker-dealer are voted on at least one matter at the Meeting (and therefore present for quorum purposes) but such shares are not voted on another matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter and the broker-dealer does not have discretionary authority to vote on such matter without voting instructions.
Under the rules of the New York Stock Exchange applicable to companies registered under the Investment Company Act, the election of Directors of the Fund is considered a “routine” matter and brokers may exercise discretionary voting authority with respect to the election of directors. Accordingly, there will not be any broker non-votes on the election of Director nominees (Proposal 1). Abstentions will have the same impact as votes “against” on the voting results for the election of Director nominees.
Householding
The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the shareholders of the Fund.
If you participate in householding and unless the Fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you want to receive multiple copies of these materials or request householding in the future, please contact the Fund at the address and/or telephone number set forth above. Individual copies of reports will be sent to you within 30 days after the Fund receives your request to stop householding.

14

Miscellaneous
The expense of preparation, printing and mailing of the proxy materials will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained EQ Fund Solutions, LLC (“EQ”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of $14,961, plus reimbursement of expenses. EQ is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.
Other Matters
With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
Address of the Manager and the Investment Adviser
The address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316. The address of NAM is 2-2-1, Toyosu, Koto-ku, Tokyo 135-0061, Japan.
Shareholder Proposals
Any proposal by a shareholder intended to be included in the proxy materials for the next annual meeting of shareholders of the Fund, which is expected to be held in November 2026, must be received by the Fund no later than June 12, 2026 and must otherwise comply with the requirements set forth in Rule 14a-8 under the Exchange Act. Written proposals with regard to the Fund should be emailed to the Secretary of the Fund at closed-endfunds@nomura-asset.com
The Fund’s Bylaws require that any director nominations or other business to be properly brought before an annual meeting by a shareholder (outside of the process set forth in Rule 14a-8) must be received by the Fund not before June 12, 2026 and not later than July 12, 2026, and must otherwise comply with the requirements set forth in the Fund’s Bylaws. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Fund’s nominees must provide notice to the Fund that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 14, 2026. Such proposals, nominations and universal proxy notices with regard to the Fund should be emailed to the Secretary of the Fund at closed-endfunds@nomura-asset.com order of the Board of Directors,
Neil A. Daniele
Secretary of the Fund
October 14, 2025

15

This Page Intentionally Left Blank

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC. **
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

JAPAN SMALLER CAPITALIZATION FD INC COM

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **11/13/25 at 10:30 A.M. EST**

Make your vote count.

Vote must be received by **11/12/2025** *to be counted.*

→ **0123 4567 8192 1239**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

JAPAN SMALLER CAPITALIZATION FD INC COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

11

The Board recommends you vote FOR the following director nominee(s):1.1 through 1.6	**For**	**Against**	**Abstain**
1.1 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Yusuke Andoh	☐	☐	☐
1.2 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: David B. Chemidlin	☐	☐	☐
1.3 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Tina Jones	☐	☐	☐
1.4 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Arthur B. Laby	☐	☐	☐
1.5 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Marcia L. MacHarg	☐	☐	☐
1.6 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Paige P. Ouimet	☐	☐	☐

0003250088_1 R2.09.05.010 F02134

Signature [PLEASE SIGN WITHIN BOX] Date

0123 4567 8192 1239 11/13/25 123,456,789,012.00000
47109U104 *****ACCOUNT P38705-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2
2 2

JAPAN SMALLER CAPITALIZATION FD INC COM

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **11/13/25 at 10:30 A.M. EST**

Make your vote count.

Vote must be received by **11/12/2025** *to be counted.*

→ **0123 4567 8192 1239**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

11

JAPAN SMALLER CAPITALIZATION FD INC COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following director nominee(s):1.1 through 1.6

	For	Against	Abstain
1.1 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Yusuke Andoh	☐	☐	☐
1.2 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: David B. Chemidlin	☐	☐	☐
1.3 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Tina Jones	☐	☐	☐
1.4 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Arthur B. Laby	☐	☐	☐
1.5 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Marcia L. MacHarg	☐	☐	☐
1.6 Election of Director to serve for a term of one year and until their successors are duly elected and qualify: Paige P. Ouimet	☐	☐	☐

0003250088_1 R2.09.05.010 F02134

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

0123 4567 8192 1239 11/13/25 123,456,789,012.00000
47109U104 *****ACCOUNT P38705-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2 3 2 2

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

P38705-01S

V2.0